THE ALGER FUNDS

Alger Capital Appreciation Fund

Alger Growth & Income Fund

Alger Health Sciences Fund

Alger International Focus Fund

Alger Mid Cap Focus Fund

Alger Mid Cap Growth Fund

Alger Small Cap Focus Fund

Alger Small Cap Growth Fund

Alger Weatherbie Specialized Growth Fund

Alger 25 Fund

Alger 35 Fund

THE ALGER PORTFOLIOS

Alger Weatherbie Specialized Growth Portfolio

THE ALGER INSTITUTIONAL FUNDS

Alger Capital Appreciation Institutional Fund

Alger Focus Equity Fund

Alger Mid Cap Growth Institutional Fund

Alger Small Cap Growth Institutional Fund

THE ALGER FUNDS II

Alger Dynamic Opportunities Fund

Alger Emerging Markets Fund

Alger Responsible Investing Fund

Alger Spectra Fund

ALGER GLOBAL FOCUS FUND

(each, a “Fund” and collectively, the “Funds”)

Supplement Dated June 29, 2020 to the Summary Prospectuses,

Prospectuses and Statements of Additional Information of the Funds,

as amended and supplemented to date

Effective July 1, 2020, the following changes are made to the Alger Weatherbie Specialized Growth Fund (the “Specialized Growth Fund”) and the Alger Weatherbie Specialized Growth Portfolio (the “Specialized Growth Portfolio”).

The table in the section of each Fund’s summary prospectuses entitled “Management” and prospectuses entitled “Summary Section—Alger Weatherbie Specialized Growth [Fund/Portfolio]—Management” is deleted in its entirety and replaced with the following:

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the [Fund/Portfolio]
Fred Alger Management, LLC
Sub-Adviser
Weatherbie Capital, LLC*	Matthew A. Weatherbie, CFA President, Chief Executive Officer and Co-Chief Investment Officer of Weatherbie Since March 2017
H. George Dai, Ph.D. Senior Managing Director and Co-Chief Investment Officer of Weatherbie Since March 2017
Joshua D. Bennett, CFA Senior Managing Director, Director of Research of Weatherbie Since March 2017
Edward Minn, CFA Senior Managing Director Since July 2020

*	Weatherbie Capital, LLC, an affiliate of Fred Alger Management, LLC, sub-advises the [Fund/Portfolio] subject to Fred Alger Management, LLC’s supervision and approval.

The section of each Fund’s prospectuses entitled “Management and Organization—Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments,” with respect to the Specialized Growth Fund and Specialized Growth Portfolio only, is deleted in its entirety and replaced with the following:

[Fund/Portfolio]	Portfolio Managers	Since
Alger Weatherbie Specialized Growth [Fund/Portfolio]	Matthew A. Weatherbie, CFA H. George Dai, Ph.D. Joshua D. Bennett, CFA Edward Minn, CFA	March 2017 March 2017 March 2017 July 2020

•	Mr. Bennett is a Senior Managing Director, Director of Research of Weatherbie. He joined Weatherbie in 2007.

•	Dr. Dai is a Senior Managing Director and Co-Chief Investment Officer of Weatherbie. He joined Weatherbie in 2001.

•	Mr. Minn is a Senior Managing Director of Weatherbie. He joined Weatherbie in 2013.

•	Mr. Weatherbie is President, Chief Executive Officer and Co-Chief Investment Officer of Weatherbie. He founded Weatherbie in 1995.

The sections of the Specialized Growth Fund’s SAI entitled “Management—Other Accounts Managed by Portfolio Managers” and “Management—Securities Owned by the Portfolio Managers” are amended to add the following disclosure:

Other Accounts Managed by Portfolio Managers

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Edward Minn*† [x]	1	$2,074254	3	$283,454,736	14	$1,014,834,464

*	Number of other accounts and assets managed are as of May 31, 2020; however, this reflects the accounts and assets that Mr. Minn will begin managing effective July 1, 2020.
†

The portfolio manager also co-managed a separate account, included in “Other Accounts,” which may charge additional fees based on the performance of the account. The account had assets of approximately $122 million as of May 31, 2020.

[x]

The portfolio manager also co-managed a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $187 million as of May 31, 2020.

Securities Owned by the Portfolio Managers

Portfolio Manager	Fund	Range
Edward Minn†	Specialized Growth	D

†	Ownership information is as of June 15, 2020.

The section of the Specialized Growth Portfolio’s SAI entitled “Management—Other Accounts Managed by Portfolio Managers” is amended to add the following disclosure:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Edward Minn*† [x]	1	$739,620,907	3	$283,454,736	14	$1,014,834,464

*	Number of other accounts and assets managed are as of May 31, 2020; however, this reflects the accounts and assets that Mr. Minn will begin managing effective July 1, 2020.

†

The portfolio manager also co-managed a separate account, included in “Other Accounts,” which may charge additional fees based on the performance of the account. The account had assets of approximately $122 million as of May 31, 2020.

[x]

The portfolio manager also co-managed a private hedge fund, included in “Other Pooled Investment Vehicles,” which may charge additional fees based on the performance of the account. The account had assets of approximately $187 million as of May 31, 2020.

Effective immediately, the following changes are made to each Fund’s prospectuses, excluding the Weatherbie Specialized Growth Portfolio:

The first paragraph in the section of each applicable Fund’s prospectuses entitled “Shareholder Information—Dividends and Distribution and Tax Consequences,” is deleted in its entirety and replaced with the following:

[Except as noted below,] all Funds declare and pay dividends and distributions annually, and expect these payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Certain dividend income received by a Fund and paid to you may be subject to a maximum tax rate of 20% (qualified dividends); other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Participants in tax-deferred accounts ordinarily will not be subject to taxation on dividends from net investment income and net realized capital gains until they receive a distribution of the dividends from their individual plan accounts. Dividends and distributions may differ among classes of shares of a Fund. Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. If you buy shares when a Fund has declared, but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion of the price back in the form of a taxable dividend. In addition, it may be the case that a significant amount of the securities held by a Fund are held at values above their purchase price. The sale of such securities will generate capital gains, which will be distributed and taxable to you as described above if your investment is not in a tax-deferred account. Therefore, a substantial tax liability may arise for a shareholder who invests in the Fund when such conditions exist. Before investing you may want to consult your tax advisor.

S-SMidCapAC 62920 S-SMidI 62920 S-SMidY 62920 S-SMidZ 62920 S-WSGI-2 62920 S-TAF Retail 62920 S-TAF-Instl. 62920 S-APPI-2 62920	S-TAFII-Retail 62920 S-TAF-INST 62920 S-TAIF-Retail 62920 S-TAIF-Instl. 62920 Global Focus-Retail 62920 Global Focus-Instl 62920 S-TAFSAI 62920 S-APPSAI 62920